EXHIBIT 10.41

                                 LOAN AGREEMENT



THIS AGREEMENT made as of January 29, 2001

BETWEEN:

          PIVOTAL CORPORATION, a company having an address at 300-224 West Esplanade, North Vancouver, B.C. V7M 3M6

          ("Lender")

AND:

          ANDRE BEAULIEU, with an address at 1429 129th Street, White Rock, B.C. V4A 3X9

          ("Borrower")

WITNESS THAT WHEREAS:

A.   The Borrower is the General Counsel of Lender.

B. Lender has agreed to lend the Borrower the sum of CDN$124,000 (the "Principal Sum") on the terms and conditions set out herein.

          NOW THEREFORE in consideration of the premises and of the mutual covenants and agreements set forth in this Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each of the parties, the parties hereby agree as follows:

1.   THE LOAN
     --------

1.1 Loan Amount - Lender shall lend to the Borrower the Principal Sum upon the terms and conditions contained herein.

1.2 Loan - On the date of this Agreement, or as soon as practical thereafter, the Lender shall advance the Principal Sum to Borrower by delivering such Principal Sum, by way of cheque, bank draft or otherwise as agreed, to or to the direction of Borrower.

1.3 Interest Rate - The Principal Sum shall not bear interest.

2.   REPAYMENT
     ---------

2.1 Maturity Date - The unearned balance of the Principal Sum (that amount not yet earned through bonus during the course of employment with Lender) shall be due and payable in full on the earlier of:

     (a)  the date of termination for cause; or

     (b) the date on which Borrower resigns his position as General Counsel with Lender; or

     (c)  January 15, 2002.

3.   GENERAL PROVISIONS
     ------------------

3.1 Time - Time shall be of the essence of this Agreement.

3.2 Notices - Any notice, payment or other communication required or permitted to be given or served pursuant to this Agreement shall be in writing and shall be delivered personally or forwarded by first class prepaid mail to the party concerned at the address of that party set out on the first page of this Agreement or to any other address as may from time to time be notified by any of the parties hereto. Any notice, payment or other communication shall be deemed to have been given, if delivered by hand, on the day delivered, and if mailed, four business days following the date of posting; provided that if there shall be at the time of mailing or within four business days thereof a mail strike, slow-down or other labour dispute that might affect delivery by the mails, then the notice, payment or other communication shall be effective only when actually delivered.

3.3 Further Assurances - The parties shall execute all other documents and instruments and do all other things necessary to implement and carry out the terms of this Agreement.

3.4 Governing Law - This Agreement shall be governed by and construed in accordance with the laws of the Province of British Columbia.

3.5 Entire Agreement - The provisions herein constitute the entire agreement between the parties and supersede all previous communications, representations and agreements, whether verbal or written, between the parties with respect to the subject matter hereof.

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


3.6  Enurement  - This  Agreement  shall be binding  upon and shall enure to the
benefit  of  the  parties  hereto  and  their   respective   heirs,   executors,
administrators, successors and permitted assigns.

3.7 Assignment - This Agreement, and the rights, duties and obligations of either party under this Agreement, may not assigned by any party without the prior written consent of the other party hereto.

IN WITNESS WHEREOF the parties have executed this Agreement as of the day and year first written above.

PIVOTAL CORPORATION


By: [ILLEGIBLE SIGNATURE]
    -------------------------
    Authorized Signatory

SIGNED, SEALED AND DELIVERED                )
by ANDRE BEAULIEU in the presence of        )
                                            )
                                            )
                                            )
/s/ Maxine Erskine                          )
------------------------------              )
Name of Witness (PLEASE PRINT)              )        /s/ ANDRE BEAULIEU
                                            )        --------------------------
                                            )        ANDRE BEAULIEU
                                            )
                                            )
[ILLEGIBLE SIGNATURE]                       )
------------------------------              )
Signature of Witness                        )





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